UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2024 (May 8, 2024)

1847 Holdings LLC
(Exact name of registrant as specified in its charter)

Delaware	001-41368	38-3922937
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

590 Madison Avenue, 21st Floor, New York, NY	10022
(Address of principal executive offices)	(Zip Code)

(212) 417-9800
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares	EFSH	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On May 8, 2024, 1847 Holdings LLC (the “Company”) entered into a securities purchase agreement (the “Purchase Agreement”) with an accredited investor (the “Investor”), pursuant to which the Company issued and sold to the Investor a 20% OID subordinated promissory note in the principal amount of $625,000 (the “Note”) and a warrant for the purchase of 92,937 common shares (the “Warrant”) for a total purchase price of $500,000 in a private placement transaction (the “Private Placement”).

The Note is due and payable on August 8, 2024. The Company may voluntarily prepay the Note in full at any time. In addition, if the Company consummates any sale of a material amount of assets of the Company or any of its subsidiaries, then the net proceeds thereof shall be applied to the payment or prepayment of the Note. The Note is unsecured and has priority over all other unsecured indebtedness of the Company, except for certain Senior Indebtedness (as defined in the Note). The Note contains customary affirmative and negative covenants and events of default for a loan of this type.

Subject to Shareholder Approval (as defined below), the Note is convertible into common shares at the option of the holder at any time on or following the date that an Event of Default (as defined in the Note) occurs at a conversion price equal to 90% of the lowest volume weighted average price of the Company’s common shares on any trading day during the five (5) trading days prior to the conversion date; provided that such conversion price shall not be less than $0.01. The conversion price of the Note is subject to standard adjustments, including a price-based adjustment in the event that the Company issues any common shares or other securities convertible into or exercisable for common shares at an effective price per share that is lower than the conversion price, subject to certain exceptions.

The Warrant is exercisable at any time on or after the date that is the six months after the date of issuance and until the fifth anniversary thereof at an exercise price of $2.69 (subject to standard adjustments for share splits, share combinations, share dividends, reclassifications, mergers, consolidations, reorganizations and similar transactions) and may be exercised on a cashless basis if at the time of exercise there is no effective registration statement registering, or the prospectus contained therein is not available for, the issuance of common shares upon exercise thereof.

Pursuant to the Purchase Agreement, the Company is required to hold a special meeting of its shareholders on or before the date that is ninety (90) calendar days after an Event of Default occurs for the purpose of obtaining shareholder approval of the issuance of all common shares underlying the Note in excess of 1,058,040 common shares, or 19.99% of the common shares outstanding as of the date of the Note (“Shareholder Approval”). In addition, the Note and the Warrant contain an ownership limitation, such that the Company shall not effect any conversion or exercise, and the holder shall not have the right to convert or exercise, any portion of the Note or the Warrant to the extent that after giving effect to the issuance of common shares upon conversion or exercise, such holder, together with its affiliates and any other persons acting as a group together with such holder or any of its affiliates, would beneficially own in excess of 4.99% of the number of common shares outstanding immediately after giving effect to the issuance of common shares upon conversion or exercise, which such percentage may be increased or decreased by the holder, but not in excess of 9.99%, upon at least 61 days’ prior notice to the Company.

In connection with the Private Placement, the Company also entered into a registration rights agreement with the Investor (the “Registration Rights Agreement”), pursuant to which the Company agreed to file a registration statement to register all common shares underlying the Note and the Warrant under the Securities Act of 1933, as amended, by May 31, 2024 and use its best efforts to cause such registration statement to be declared effective within ninety (90) days after the filing thereof. If the Company fails to meet these deadlines or comply with certain other requirements in the Registration Rights Agreement, then on each date that the Company fails to comply, and on each monthly anniversary thereof, the Company shall pay to the Investor an amount in cash, as partial liquidated damages and not as a penalty, equal to 1.0% of the aggregate subscription amount paid by the Investor, subject to an aggregate cap of 10%. If the Company fails to pay any of these amounts in full within seven (7) days after the date payable, the Company must pay interest thereon at a rate of 18% per annum (or such lesser maximum amount that is permitted to be paid by applicable law).

Spartan Capital Securities, LLC acted as placement agent in connection with the Private Placement and received a warrant for the purchase of a number of common shares equal to eight percent (8%) of the number common shares initially issuable upon conversion of the Note and exercise of the Warrant at an exercise price of $2.959 per share (subject to adjustment), which is exercisable at any time on or after the date that is the six months after the date of issuance and until the fifth anniversary thereof (the “Placement Agent Warrant”).

The foregoing description of the Purchase Agreement, the Note, the Warrant, the Registration Rights Agreement and the Placement Agent Warrant does not purport to be complete and is qualified in its entirety by reference to the full text of those documents filed as exhibits to this report, which are incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 is incorporated by reference into this Item 2.03.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth under Item 1.01 regarding the issuance of the Note, the Warrant and the Placement Agent Warrant is incorporated by reference into this Item 3.02. The issuance of these securities is being made in reliance upon an exemption from the registration requirements of Section 5 of the Securities Act.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit
4.1	Form of Common Share Purchase Warrant issued by 1847 Holdings LLC on May 8, 2024
4.2	Common Share Purchase Warrant issued by 1847 Holdings LLC to Spartan Capital Securities, LLC on May 8, 2024
10.1	Form of Securities Purchase Agreement, dated May 8, 2024
10.2	Form of Registration Rights Agreement, dated May 8, 2024
10.3	Form of 20% OID Subordinated Promissory Note, dated May 8, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 14, 2024	1847 HOLDINGS LLC

/s/ Ellery W. Roberts
	Name:	Ellery W. Roberts
	Title:	Chief Executive Officer

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